Acquisitions	12 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
Acquisitions
10.
Acquisitions

On February 14, 2023, we completed the acquisition of all the outstanding shares of Embody, a medical device company focused on soft tissue healing, that expands our portfolio for the sports medicine market. Initial consideration consisted of the issuance of 1.1 million shares of our common stock valued at $135.0 million and $19.5 million of cash for a total value of $154.5 million. The fair value of our common stock was determined to be $127.34 per share, which represented the average of our high and low stock prices on the acquisition date. To minimize dilution from issuing shares for the Embody acquisition, we repurchased 1.9 million shares of our common stock in the three-month period ended March 31, 2023. The Embody acquisition includes additional consideration of up to $120.0 million in fair value of our common shares and cash, subject to achieving a future regulatory milestone after closing and commercial milestones based on sales growth over a three-year period. We assigned a fair value of $94.0 million for this contingent consideration as of the acquisition date. The estimated fair value of the contingent consideration liability was calculated based on the probability of achieving the specified regulatory milestone and by simulating numerous potential outcomes for the commercial milestones and discounting to present value the estimated payments.

On April 28, 2023, we completed the acquisition of all the outstanding shares of a privately held orthopedics medical device company that expands our portfolio in the orthopedics market ("April acquisition"). The initial consideration consisted of $15.0 million of cash and includes additional consideration of up to $8.0 million in cash, subject to achieving future regulatory milestones.

On October 6, 2023, we completed the acquisition of all the outstanding shares of a privately held orthopedics medical device company that provides us new surgical technology that can be used in procedures across multiple product categories (“October acquisition”). The initial consideration consisted of $42.2 million of cash and includes additional consideration of up to $33.0 million in cash contingent upon achieving certain commercial milestones based on sales growth over a three-year period. We assigned a fair value of $21.5 million for this contingent consideration as of the acquisition date. The estimated fair value of the contingent liability was calculated based on the probability of achieving the commercial milestones and discounting to present value the estimated payments.

On November 15, 2023, we completed the acquisition of a privately held technology company by acquiring certain assets, liabilities and employees of the technology company (“November acquisition”). The November acquisition expands our technology and data capabilities and solutions across multiple product categories to better serve our customers. The initial consideration consisted of $60.7 million of cash and includes additional consideration of up to $20.0 million in cash contingent upon achieving a commercial milestone based on a certain sales target which must be achieved by December 31, 2025. We assigned a fair value of $15.0 million for this contingent consideration as of the acquisition date. The estimated fair value of the contingent liability was calculated based on the probability of achieving the commercial milestone and discounting to present value the estimated payment.

These acquisitions are collectively referred to in this report as the “2023 acquisitions”. Refer to Note 9 for information regarding the issuance of common stock and cash payments related to the contingent consideration liabilities that have occurred subsequent to the acquisition dates.

The goodwill related to the 2023 acquisitions represents the excess of the consideration transferred over the fair value of the net assets acquired. The goodwill related to the 2023 acquisitions is generated from the operational synergies and cross-selling opportunities we expect to achieve from the technologies acquired. A portion of the goodwill is expected to be deductible for U.S. income tax purposes. The goodwill related to the Embody, the October and the November acquisitions is included in the Americas operating segment and the Americas Orthopedics reporting unit. The goodwill related to the April acquisition is included in the Asia Pacific operating segment and reporting unit.

The purchase price allocations for the 2023 acquisitions are preliminary as of December 31, 2023. We need additional time to evaluate the tax attributes of the transactions, which may change the recognized tax assets and liabilities. We are also evaluating certain contingent liabilities as of the respective acquisition dates. There may be differences between the preliminary estimates of fair value and the final acquisition accounting. The final estimates of fair value are expected to be completed as soon as possible, but no later than one year after the respective acquisition dates.

The following table summarizes the preliminary estimates of fair value of the assets acquired and liabilities assumed related to the 2023 acquisitions (in millions):

Current assets	$13.1
Intangible assets subject to amortization:
Technology	144.0
Trademarks and trade names	3.5
Customer relationships	40.1
Intangible assets not subject to amortization:
In-process research and development (IPR&D)	36.3
Goodwill	215.0
Other assets	4.8
Total assets acquired	456.8
Current liabilities	8.2
Deferred income taxes	37.7
Total liabilities assumed	45.9
Net assets acquired	$410.9

The weighted average amortization periods selected for technology, customer relationships and trademarks and trade names were 15 years, 8 years and 13 years, respectively. Upon receiving regulatory approval subsequent to the Embody acquisition date, the $36.3 million of IPR&D was reclassified to a definite-lived intangible asset and began amortizing over the applicable estimated useful life.

During the year ended December 31, 2023, there were no material adjustments to the preliminary values of the 2023 acquisitions.

On April 18, 2022, we completed the acquisition of all the outstanding shares of a privately held sternal closure company. The acquisition was completed primarily to expand our product offerings in the CMFT market. The total aggregate cash consideration paid at closing was $100.0 million, with an additional $11.0 million of deferred payments to be made over the following two years, of which $4.0 million was paid in the year ended December 31, 2023.

The goodwill related to this acquisition represents the excess of the consideration transferred over the fair value of the net assets acquired. The goodwill is related to the operational synergies we expect to achieve from combining the companies and the cash flows from future, undefined, development projects. The goodwill is included in the Americas operating segment and the Americas CMFT reporting unit. A portion of the goodwill is expected to be deductible for U.S. income tax purposes.

The following table summarizes the aggregate final estimates of fair value of the assets acquired and liabilities assumed related to this acquisition (in millions):

Current assets	$3.8
Intangible assets subject to amortization:
Technology	42.8
Customer relationships	12.3
Goodwill	48.3
Other assets	4.9
Total assets acquired	112.1
Current liabilities	1.1
Total liabilities assumed	1.1
Net assets acquired	$111.0

The amortization periods selected for technology and customer relationships were 10 years and 4 years, respectively.

We have not included pro forma information and certain other information under GAAP for these acquisitions because they did not have a material impact on our financial position or results of operations.